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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 5, 2001


                              ITC/\DELTACOM, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-23253                   58-2301135
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



        1791 O.G. Skinner Drive
          West Point, Georgia                            31833
(Address of Principal Executive Offices                (ZIP Code)


Registrant's telephone number, including area code:  (706) 385-8000


                                Not applicable
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On September 5, 2001, ITC/\DeltaCom, Inc. completed the sale of a total of $40 million of a new series of cumulative convertible preferred stock to ITC Holding Company, Inc. and two other institutional investors. At the closing, ITC/\DeltaCom also issued warrants to purchase its common stock for an aggregate exercise price of $12 million. This sale is the second closing under a commitment for $150 million in equity financing announced by ITC/\DeltaCom in February 2001. After the second closing, $80 million in equity financing remains under the commitment.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ITC/\DELTACOM, INC.


Date:   September 5, 2001               /s/ J. Thomas Mullis
                                      ---------------------------
                                      J. Thomas Mullis
                                      Senior Vice President-Legal and Regulatory

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